UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2011
                                           -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2011


                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND



 MACQUARIE              FOUR CORNERS CAPITAL MANAGEMENT             FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

Shareholder Letter..........................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statements of Changes in Net Assets.........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Report of Independent Registered Public Accounting Firm.....................  26
Additional Information......................................................  27
Board of Trustees and Officers..............................................  29
Privacy Policy..............................................................  31


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund and Chief Executive Officer of First Trust

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF NOVEMBER 30, 2011 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------

Symbol on New York Stock Exchange                                  MFD
Common Share Price                                              $14.07
Common Share Net Asset Value ("NAV")                            $15.12
Premium (Discount) to NAV                                        (6.94)%
Net Assets Applicable to Common Shares                    $129,055,960
Current Quarterly Distribution per Common Share (1)            $0.3500
Current Annualized Distribution per Common Share               $1.4000
Current Distribution Rate on Closing Common Share Price (2)       9.95%
Current Distribution Rate on NAV (2)                              9.26%
----------------------------------------------------------------------

----------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
----------------------------------------------------------------------
         Common Share Price       NAV
11/10    13.82                    15.29
         14.30                    15.80
         14.20                    15.69
         14.31                    15.71
         14.42                    16.01
12/10    14.48                    16.08
         14.39                    15.91
         14.60                    16.29
         14.89                    16.52
1/11     14.98                    16.44
         15.13                    16.73
         15.73                    16.82
         15.41                    16.62
2/11     15.38                    16.54
         15.54                    16.61
         15.38                    16.31
         14.89                    16.05
3/11     15.37                    16.45
         15.93                    16.92
         15.99                    17.09
         15.77                    16.98
         16.12                    17.27
4/11     16.46                    17.71
         16.18                    17.28
         16.05                    17.02
         15.94                    16.77
5/11     15.69                    16.89
         15.71                    16.92
         15.47                    16.58
         15.38                    16.53
6/11     15.28                    16.35
         16.13                    17.23
         15.87                    16.88
         15.53                    16.47
         15.96                    16.97
7/11     15.36                    16.57
         14.09                    15.36
         13.79                    15.14
         13.61                    14.71
8/11     13.47                    14.78
         13.79                    14.97
         13.47                    14.43
         13.93                    14.84
         13.03                    14.01
9/11     13.53                    14.45
         13.59                    14.72
         14.61                    15.49
         14.68                    15.50
10/11    15.01                    15.99
         14.60                    15.35
         14.82                    15.51
         14.10                    14.71
         13.55                    13.97
11/11    14.07                    15.12


-----------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------
                                               Average Annual Total Return
                                       --------------------------------------------
                                                                        Inception
                                       1 Year Ended   5 Years Ended     (3/25/04)
                                        11/30/2011     11/30/2011     to 11/30/2011
Fund Performance (3)

NAV                                        8.49%          0.26%           8.03%
Market Value                              11.70%          0.48%           6.38%
Index Performance

S&P 500 Utilities Total Return Index      19.58%          3.26%           9.22%
-----------------------------------------------------------------------------------


----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
Spark Infrastructure Group                           5.3%
Atlantia SpA                                         4.4
Abertis Infraestructuras S.A.                        4.2
GDF Suez                                             4.0
Enterprise Products Partners, L.P.                   3.5
PG&E Corp.                                           3.2
Magellan Midstream Partners, L.P.                    3.1
Vinci S.A.                                           2.8
National Grid plc                                    2.8
Severn Trent plc                                     2.8
----------------------------------------------------------
                                        Total       36.1%
                                                   =====


----------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION (4)                    INVESTMENTS
----------------------------------------------------------
Transportation Infrastructure                       17.8%
Electric Utilities                                  17.4
Oil, Gas & Consumable Fuels                         14.1
Multi-Utilities                                     11.4
Water Utilities                                      3.9
Construction & Engineering                           2.9
Independent Power Producers & Energy Traders         2.1
Gas Utilities                                        1.5
Road & Rail                                          1.1
Diversified Consumer Services                        1.0
----------------------------------------------------------
                                        Total        73.2%
                                                    =====


----------------------------------------------------------
                                                % OF TOTAL
COUNTRY                                        INVESTMENTS
----------------------------------------------------------
United States (5)                                   45.6%
Australia                                           13.1
United Kingdom                                       9.4
France                                               8.1
Canada                                               6.4
Italy                                                5.8
Germany                                              5.0
Spain                                                4.2
Japan                                                1.5
Switzerland                                          0.9
----------------------------------------------------------
                                        Total      100.0%
                                                   =====


(1) Most recent distribution paid or declared through 11/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stocks and Master Limited Partnerships. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 26.8% of the Fund's portfolio.

(5) The percentage of United States securities includes 26.8% of Senior Floating-Rate Loan Interests.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited.

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates managed approximately $2.6 billion of assets as of November 30, 2011, in MFG's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie Group Limited in 2008. Four Corners managed over $800 million of assets as of November 30, 2011, with an emphasis on Senior Loans. Four Corners is a subsidiary of Delaware Asset Advisers ("Delaware"), a series of Delaware Management Business Trust, which is also a wholly-owned subsidiary of Macquarie Group Limited. Delaware managed over $160 billion in assets across all major asset classes as of September 30, 2011.

MFG is Macquarie Group Limited's funds management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with over A$327 billion in assets under management (as of September 30, 2011). MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real estate asset management and fund and equity-based structured products.

                           PORTFOLIO MANAGEMENT TEAM

MFD's current portfolio management team is as follows:

ANDREW MAPLE-BROWN
PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Andrew Maple-Brown joined the MFG Infrastructure Securities investment team in Sydney, Australia, in 2007 as a Portfolio Manager. He relocated to New York in August 2009, and assumed direct responsibilities for the management of the team's North America-based portfolios (including MFD) at that time.

Mr. Maple-Brown joined Macquarie Group Limited in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group, working on the financing of infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

KEVIN P. LOOME, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Kevin P. Loome is head of the Four Corners High Yield fixed-income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed-income assets and began co-managing the Fund in July of 2011. Prior to joining Delaware Investments in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his Bachelor's degree in Commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

ADAM H. BROWN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Adam H. Brown is a portfolio manager on the Four Corners taxable fixed-income team, with specific responsibilities for the bank loan portfolio and began co-managing the Fund in July of 2011. Prior to joining Delaware Investments in April 2011 as part of the firm's integration of Macquarie and Four Corners Capital Management, he spent more than nine years with Four Corners, where he

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

was a co-portfolio manager on four collateralized loan obligation ("CLO") funds and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was employed by Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a Bachelor's degree in Accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of MFD is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

    1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

    2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund in the first half of the year ended November 30, 2011 was set against the backdrop of continued recovery in global equity and credit markets. In the initial months, markets were fueled by the second round of quantitative easing ("QEII") in the U.S., followed by increased market volatility due to the political unrest in the Middle East and North Africa and European sovereign debt concerns. Through mid-year, the recovery in equity markets continued.

However, investor confidence remained fragile on the back of intensifying uncertainty around the U.S. debt ceiling, the ever-deepening European sovereign debt crisis, and mounting uncertainty about Chinese growth.

Global equity markets traded with a distinctly negative bias and heightened volatility in the second half of the year, particularly the last few months as European leaders grappled with the debt crisis.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table, MFD's net asset value ("NAV") total return(1) for the period was 8.49%, trailing the 19.58% return of the S&P 500 Utilities Total Return Index. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a broad frame of reference. To frame this return in a more global context, global equities, as measured by the MSCI Daily Total Return Net World USD Index, returned 1.46%.

In our opinion, there were a number of factors driving the Core Component's contribution to the Fund's total return during the period.


---------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The positive contributors were:

      o Energy pipeline stocks, particularly through Master Limited Partnerships ("MLPs"), in the U.S. and Canada;

      o  Regulated utilities stocks, most notably in the U.K. and Australia;

      o  Water stocks, particularly in the U.K.; and

      o The weakness of the U.S. Dollar, particularly against the Euro and the Australian Dollar.

The negative contributors were:

      o  Integrated utilities stocks; and

      o  Transportation infrastructure stocks

These factors are discussed in further detail below.

Energy Pipelines

Energy pipeline stocks performed strongly over the year. The companies that own these energy pipelines and associated energy infrastructure assets strongly outperformed the broader infrastructure sector, continuing the positive trend seen through 2010. In addition to solid results and dividend increases, the sector continues to attract investment from investors who see growth, value, and the potential for corporate activity in the sector.

The outperformance was led by two U.S. MLPs, Magellan Midstream Partners and Enterprise Products Partners, and Canada's Pembina Pipeline Corporation, each of which posted strong earnings including the two MLPs increasing their distributions. Other main contributors were Transcanada, Williams Companies, and Spectra Energy.

Regulated Utilities

Regulated utilities businesses such as electricity and gas distribution and transmission entities benefitted from their defensive nature in the volatile market.

Spark Infrastructure in Australia was up following the completion of its internalization of management which better aligned management and shareholders. It also benefitted from its attractive yield. National Grid, a high-quality defensive company in the United Kingdom, rallied after its regulator announced an improved package of allowed returns for the regulatory cycle beginning in 2013.

Water

The regulated U.K. water utilities such as Severn Trent and United Utilities benefitted from their defensive qualities in the weaker market. Inflation also remains high in the U.K., and inflation protection is one of the attractive characteristics of the U.K. water companies as the regulator permits them to pass inflation costs through to customers by way of higher tariffs. Severn Trent led the sector, despite its most recent half year results being slightly below market expectations, with revenue up 2% year-on-year ("yoy") and dividends up 8% yoy.

Integrated Utilities

The integrated utilities were generally weak after the Fukushima nuclear disaster earlier in the year, as the market extrapolated concerns as to the potential for closure of nuclear generation plants. European utilities were negatively impacted by the broad weakness in European equity markets.

E.On was adversely impacted by the nuclear moratorium in Germany and by the subsequent deterioration in the economic outlook and the price of power. In France, GDF Suez reported robust first half of 2011 results but was weighed down by the European malaise.

Transportation Infrastructure

The Transportation Infrastructure sectors underperformed during the period, led by several European toll roads stocks in southern Europe due to ongoing sovereign debt concerns. Italy's Atlantia and France's Vinci were both negatively affected despite reporting above consensus first half of 2011 results. On the other hand, Abertis in Spain and Transurban in Australia both posted strong double digit returns.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Airport stocks such as Zurich Airport and Fraport were weaker overall on concerns that weaker economic growth would slow the growth of passenger traffic. MAp Group benefitted from the restructuring which saw it exit several minority airport stakes and increase its stake in Sydney Airport.

Weak U.S. Dollar

As the Fund is not hedged for currency, the weakness of the U.S. Dollar made a positive contribution to return during the period. In particular, the Australian Dollar and the Euro appreciated by 7% and 3% against the USD respectively(2). Altogether, investments in these currencies comprised almost 50% of the Core Component of the Fund (as of period-end).

Portfolio Composition

As of November 30, 2011, the Fund's Core Component was well diversified across 36 positions in global infrastructure stocks, representing 12 countries and 10 sectors.

During the period, the increases in the Fund's weightings were in Pipelines, Electricity and Gas Distribution and Airports, while the main decreases in weightings were Electricity Transmission, Toll Roads and Communications. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that has tended to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The Senior Loan Component returned 3.3% for the twelve months ended November 30, 2011. The Senior Loan Component of the Fund invests in infrastructure businesses and is not managed to an Index. However, as a frame of reference, the S&P/ LSTA Leveraged Loan Index(3) ("S&P/LSTA Index") had a 2.3% return for the same twelve-month period. The S&P/LSTA Index returns were pulled down by a 3.9% decline in the third quarter, which was driven by eroding technical conditions and a darkening macro picture. After record inflows of over $25 billion in the first two quarters of 2011, investors withdrew over $8 billion from retail loan funds in August and September. Recent outflows were driven both by the Fed's commitment to maintain low interest rates and a general flight to safety as a result of S&P's downgrade of the U.S.'s long-term credit rating and the European debt turmoil. This flight to safety benefitted the Fund's assets relative to the S&P/LSTA Index, as the Fund's average loan was rated BB- by S&P vs. an average Index rating closer to B+. Additionally, the Fund's assets generally had strong asset coverage. Consequently, the average market price of the Senior Loan Component is 97.3, which is over 6 points higher than the S&P/LSTA Index.

While macro themes have driven, and will likely continue to drive, loan market volatility, we believe fundamentals remain strong for our issuers. Among the U.S. issuers that have filed third quarter financials, EBITDA (earnings before interest, taxes, depreciation and amortization) grew an average of 16% year over year. We believe strong cash-flow growth is the primary explanation for default rates plummeting from the historical high of 10.8% in November 2009 to 0.6% for the twelve months ended November 30, 2011.

FUND PERFORMANCE RELATIVE TO THE INDEX

The S&P Utilities Index is a broad barometer of the performance of utility stocks only (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

The Fund underperformed the S&P Utilities Index principally due to its underweight in U.S. Utilities, which were one of the strongest performing sectors in global equity markets. The Fund's foreign currency exposure contributed relative to this fully U.S. Dollar-denominated Index, as the U.S. Dollar was weaker against several of the major currencies (as noted above). The Fund's Senior Loan Component detracted from relative performance against the very strong benchmark returns.


---------------
2 Source: Bloomberg

3 Source: Standard & Poor's Leveraged Commentary & Data. The S&P/LSTA
  Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. loan market, based upon real-time market weightings, spreads and interest payments.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTIONS

During the twelve-month period covered by this report, the Fund announced four regularly scheduled quarterly distributions totaling $1.40 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

The ongoing Euro area sovereign debt crisis is expected to continue to generate significant asset price volatility over the short term. That said, we believe there are clear signs that policy makers are working hard to stabilize the situation.

For example, in the last few days of the Fund year, the central banks of Europe, the U.S., the U.K., Japan, Canada and Switzerland announced they would engage in "coordinated actions to enhance their capacity to provide liquidity support to the global financial system ... to ease strains in financial markets and thereby mitigate the effects of such strains on the supply of credit to households and businesses and so help foster economic activity." The Fed noted that the action is "intended to ensure banks outside the United States have ready access to U.S. dollars ... to help shore up economic growth." Financial markets responded positively, ending the Fund year with some positive momentum.

While the economic fundamentals in Europe continue to deteriorate, there are pockets of growth around the world, such as the U.S., China and Australia. Supportive policy measures globally are also likely to encourage growth.

Within listed infrastructure, we continue to see materially large upsides in many infrastructure stock prices. While European stocks especially look undervalued on many traditional measures, we are particularly cautious on those stocks that are exposed to future European growth. The large swings in market sentiment and prices in recent months have provided some opportunities to purchase quality infrastructure companies at attractive prices. The companies in the portfolio are generally performing in line with operational expectations, driven by their attractive infrastructure characteristics.

The Core Component of the Fund holds what we believe are high quality income-generating stocks, diversified primarily across the transportation, utilities and pipelines sectors. The companies in the Fund's portfolio continue to perform in line with our expectations, and we believe that the portfolio is well positioned to benefit from several themes we have identified.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

DISCLOSURES

The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS shall not be liable for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with any use of THEIR CONTENT, INCLUDING ratings. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2011

   SHARES                                     DESCRIPTION                                            VALUE
------------  ------------------------------------------------------------------------------     --------------
COMMON STOCKS (b) - 85.9%

              AUSTRALIA - 17.6%
   1,196,418  Asciano Group (c).............................................................     $    1,945,629
   1,042,962  Australian Infrastructure Fund (c)............................................          2,077,949
   1,079,803  MAp Group (c).................................................................          3,872,833
   3,539,084  SP AusNet (c).................................................................          3,487,094
   6,949,228  Spark Infrastructure Group (c) (d)............................................          9,208,020
     357,527  Transurban Group (c)..........................................................          2,099,668
                                                                                                 --------------
                                                                                                     22,691,193
                                                                                                 --------------
              CANADA - 8.6%
     207,637  EnerCare, Inc. ...............................................................          1,722,250
     215,896  Northland Power, Inc. ........................................................          3,573,043
     101,549  Pembina Pipeline Corp.........................................................          2,961,991
      66,437  TransCanada Corp. ............................................................          2,793,096
                                                                                                 --------------
                                                                                                     11,050,380
                                                                                                 --------------
              FRANCE - 10.9%
      31,247  Aeroports de Paris (c)........................................................          2,285,312
     245,824  GDF Suez (c)..................................................................          6,891,915
     108,844  Vinci S.A. (c)................................................................          4,865,995
                                                                                                 --------------
                                                                                                     14,043,222
                                                                                                 --------------
              GERMANY - 6.7%
     190,015  E.On AG (c)...................................................................          4,703,596
      40,380  Fraport AG Frankfurt Airport Services Worldwide (c)...........................          2,299,714
      55,631  Hamburger Hafen Und Logistik AG (c)...........................................          1,693,564
                                                                                                 --------------
                                                                                                      8,696,874
                                                                                                 --------------
              ITALY - 7.7%
     490,664  Atlantia SpA (c)..............................................................          7,561,566
     570,454  Enel SpA (c)..................................................................          2,430,660
                                                                                                 --------------
                                                                                                      9,992,226
                                                                                                 --------------
              JAPAN - 2.0%
     617,000  Tokyo Gas Co., Ltd. (c) ......................................................          2,646,643
                                                                                                 --------------
              SPAIN - 5.7%
     458,438  Abertis Infraestructuras S.A. (c).............................................          7,321,940
                                                                                                 --------------
              SWITZERLAND - 1.3%
       4,519  Flughafen Zuerich AG (c)......................................................          1,651,442
                                                                                                 --------------
              UNITED KINGDOM - 12.6%
     519,331  Centrica plc (c)..............................................................          2,468,622
     494,014  National Grid plc (c).........................................................          4,854,820
     101,040  Scottish and Southern Energy plc (c)..........................................          2,092,208
     199,499  Severn Trent plc (c)..........................................................          4,848,094
     196,322  United Utilities Group plc (c)................................................          1,943,516
                                                                                                 --------------
                                                                                                     16,207,260
                                                                                                 --------------
              UNITED STATES - 12.8%
      64,100  FirstEnergy Corp. ............................................................          2,850,527


Page 8                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011

   SHARES/
    UNITS                                     DESCRIPTION                                            VALUE
------------  ------------------------------------------------------------------------------     --------------
 COMMON STOCKS (b) - (Continued)

              UNITED STATES - (Continued)
      65,300  NextEra Energy, Inc. .........................................................     $    3,620,232
     142,700  PG&E Corp. ...................................................................          5,542,468
      40,500  Southern Co. .................................................................          1,778,355
      85,700  Williams Cos., Inc. ..........................................................          2,766,396
                                                                                                 --------------
                                                                                                     16,557,978
                                                                                                 --------------
              TOTAL COMMON STOCKS ..........................................................        110,859,158
              (Cost $110,017,489)                                                                --------------

MASTER LIMITED PARTNERSHIPS (b) - 12.3%

              UNITED STATES - 12.3%
      52,929  El Paso Pipeline Partners, L.P. ..............................................          1,734,483
      62,400  Enbridge Energy Partners, L.P. ...............................................          1,932,528
      21,177  Energy Transfer Equity, L.P. .................................................            747,336
     134,577  Enterprise Products Partners, L.P. ...........................................          6,121,908
      84,281  Magellan Midstream Partners, L.P. ............................................          5,392,299
                                                                                                 --------------
              TOTAL MASTER LIMITED PARTNERSHIPS ............................................         15,928,554
              (Cost $13,819,032)                                                                 --------------

                                                   RATINGS (e)
 PRINCIPAL                                       MOODY'S    S&P                     STATED
   VALUE                DESCRIPTION                (UNAUDITED)       RATE (f)     MATURITY (g)       VALUE
------------  --------------------------------  -----------------  -------------  ------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 36.0%

              ALTERNATIVE CARRIERS - 2.2%
$  2,900,000  Level 3 Financing, Inc., Term
                 Loan B2 .....................     Ba3      B+         5.75%        09/01/18     $    2,805,750
                                                                                                 --------------
              CABLE & SATELLITE - 9.0%
   2,992,475  Bresnan Broadband Holdings,
                 LLC, Term Loan B ............     Ba3     BB+         4.50%        12/14/17          2,925,144
      40,819  Charter Communications
                 Operating, LLC, Incremental
                 Term Loan B-2................     Ba1     BB+         7.25%        03/06/14             40,768
   2,472,330  Charter Communications
                 Operating, LLC, Term Loan C       Ba1     BB+         3.62%        09/06/16          2,430,671
   1,457,912  CSC Holdings, Inc., Term Loan
                 B2, Extended Maturity .......    Baa3     BBB-        2.01%        03/29/16          1,413,263
     492,500  CSC Holdings, Inc., Term Loan
                 B3, Extended Maturity .......    Baa3     BBB-        2.01%        03/29/16            475,262
   1,992,475  Knology, Inc., Term
                 Loan B ......................     B1       B+         4.00%        08/18/17          1,935,191
     164,118  UPC Broadband Holdings B.V.,
                 Term Loan T .................     Ba3      B+         3.87%        12/31/16            159,400


                       See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011

                                                   RATINGS (e)
 PRINCIPAL                                       MOODY'S    S&P                     STATED
   VALUE                DESCRIPTION                (UNAUDITED)       RATE (f)     MATURITY (g)       VALUE
------------  --------------------------------  -----------------  -------------  ------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              CABLE & SATELLITE - (Continued)
$  2,324,144  UPC Broadband Holdings B.V.,
                 Term Loan X .................     Ba3      B+         3.75%        12/31/17     $    2,254,420
                                                                                                 --------------
                                                                                                     11,634,119
                                                                                                 --------------
              ELECTRIC UTILITIES - 3.2%
     963,656  Equipower Resources Holdings,
                 LLC, Term Loan B ............     Ba3     BB-         5.75%        01/26/18            951,610
   3,186,927  GenOn Energy, Inc., Term
                 Loan ........................     B2      BB-         6.00%        12/03/17          3,180,289
                                                                                                 --------------
                                                                                                      4,131,899
                                                                                                 --------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.5%
   1,935,714  EnergySolutions, LLC, Term
                 Loan ........................     Ba2     BB+         6.25%        08/13/16          1,901,839
                                                                                                 --------------
              HEALTH CARE FACILITIES - 9.3%
      64,312  CHS/Community Health Systems,
                 Inc., Delayed Draw Term Loan      Ba3      BB         2.51%        07/25/14             61,997
   2,113,126  CHS/Community Health Systems,
                 Inc., Extended Term Loan ....     Ba3      BB      3.76%-4.02%     07/25/14          2,036,903
   1,251,649  CHS/Community Health Systems,
                 Inc., Term Loan .............     Ba3      BB      2.51%-2.77%     01/25/17          1,206,589
   3,597,027  HCA, Inc., Term Loan B-2 .......     Ba3      BB         3.62%        03/31/17          3,412,679
     469,758  HCA, Inc., Term Loan B-3 .......     Ba3      BB         3.62%        05/01/18            444,411
   2,985,000  IASIS Healthcare Corporation,
                 Term Loan B .................     Ba3      B          5.00%        05/03/18          2,879,281
   1,970,187  Vanguard Health Systems, Inc.,
                 Term Loan B .................     Ba2     BB-         5.00%        01/29/16          1,941,619
                                                                                                 --------------
                                                                                                     11,983,479
                                                                                                 --------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 10.0%
   3,488,111  AES Corp., Term Loan B .........     Ba1     BB+         4.25%        06/01/18          3,447,781
   2,487,500  Calpine Corp., Term Loan B-1 ...     B1       B+         4.50%        04/01/18          2,403,935
     498,750  Calpine Corp., Term Loan B-2 ...     B1       B+         4.50%        04/01/18            483,289
     400,000  Dynegy, Inc., Term Loan ........     NR       NR         9.25%        08/05/16            398,500
   1,100,000  Dynegy, Inc., Term Loan B ......     B2       B          9.25%        08/05/16          1,103,300
     266,667  Longview Power, LLC, Synthetic
                 Letter of Credit ............     B3       B          3.88%        02/28/14            240,667
   1,733,333  Longview Power, LLC, Term
                 Loan B ......................     B3       B          3.88%        02/28/14          1,564,333
   2,992,500  NRG Energy, Inc., Term
                 Loan B ......................    Baa3     BB+         4.00%        05/05/18          2,966,851
     102,041  NSG Holdings, LLC, Synthetic
                 Letter of Credit ............     Ba2      BB         1.85%        06/15/14             99,235


Page 10                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011

                                                   RATINGS (e)
 PRINCIPAL                                       MOODY'S    S&P                     STATED
   VALUE                DESCRIPTION                (UNAUDITED)       RATE (f)     MATURITY (g)       VALUE
------------  --------------------------------  -----------------  -------------  ------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - (Continued)
$    247,834  NSG Holdings, LLC, Term
                 Loan ........................     Ba2      BB         1.85%        06/15/14     $      241,019
                                                                                                 --------------
                                                                                                     12,948,910
                                                                                                 --------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.8%
   1,041,619  Windstream Corp., Term
                 Loan B-2 ....................    Baa3     BB+      3.01%-3.16%     12/17/15          1,030,087
                                                                                                 --------------

              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ......................................       46,436,083
              (Cost $47,376,186)                                                                 --------------


              TOTAL INVESTMENTS - 134.2% .....................................................      173,223,795
              (Cost $171,212,707) (h)


              OUTSTANDING LOANS - (36.8%) ....................................................      (47,500,000)

              NET OTHER ASSETS AND LIABILITIES - 2.6% ........................................        3,332,165
                                                                                                 --------------

              NET ASSETS - 100.0% ............................................................   $  129,055,960
                                                                                                 ==============


------------------------------------------------
      (a) All percentages shown in the Portfolio of Investments are based on net assets.

      (b) All of these securities are available to serve as collateral for the outstanding loan. As of November 30, 2011, the aggregate market value of the securities available to serve as collateral on the outstanding loan was $126,787,712.

      (c) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

      (d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Australian Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

      (e) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

      (f) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

      (g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (h) Aggregate cost for federal income tax purposes is $172,564,941. As of November 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,732,149 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,073,295.

      NR    Not Rated

                       See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                  LEVEL 2        LEVEL 3
                                                     TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                    VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                                                   11/30/2011       PRICES         INPUTS         INPUTS
                                                  ------------   ------------   ------------   ------------
Common Stocks:
     Australia.................................   $ 22,691,193   $         --   $ 22,691,193   $         --
     Canada ...................................     11,050,380     11,050,380             --             --
     France ...................................     14,043,222             --     14,043,222             --
     Germany ..................................      8,696,874             --      8,696,874             --
     Italy ....................................      9,992,226             --      9,992,226             --
     Japan ....................................      2,646,643             --      2,646,643             --
     Spain ....................................      7,321,940             --      7,321,940             --
     Switzerland ..............................      1,651,442             --      1,651,442             --
     United Kingdom............................     16,207,260             --     16,207,260             --
     United States.............................     16,557,978     16,557,978             --             --
                                                  ------------   ------------   ------------   ------------
         Total Common Stocks...................    110,859,158     27,608,358     83,250,800             --
                                                  ------------   ------------   ------------   ------------
Master Limited Partnerships*...................     15,928,554     15,928,554             --             --
Senior Floating-Rate Loan Interests*...........     46,436,083             --     46,436,083             --
                                                  ------------   ------------   ------------   ------------
TOTAL INVESTMENTS..............................   $173,223,795   $ 43,536,912   $129,686,883   $         --
                                                  ============   ============   ============   ============

*See the Portfolio of Investments for industry or country breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of November 30, 2011, the Fund transferred common stocks valued at $74,446,740 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at November 30, 2010 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets close and the NYSE close on November 30, 2011 exceeding a certain threshold. See Note 2A - Portfolio Valuation in the Notes to Financial Statements.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


                                                                 CHANGE IN NET
INVESTMENTS AT FAIR VALUE USING                                    UNREALIZED
SIGNIFICANT UNOBSERVABLE INPUTS                 BALANCE AS OF     APPRECIATION    NET PURCHASES     BALANCE AS OF
(LEVEL 3)                                     NOVEMBER 30, 2010  (DEPRECIATION)      (SALES)      NOVEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------------
Senior Floating-Rate Loan Interests ........    $   1,895,000     $    105,000    $  (2,000,000)     $        --
                                               --------------------------------------------------------------------


Page 12                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011

ASSETS:
 Investments, at value
  (Cost $171,212,707) .........................................................................     $ 173,223,795
 Cash .........................................................................................         6,545,870
 Foreign currency (Cost $316,918) .............................................................           317,464
 Prepaid expenses .............................................................................             8,185
 Receivables:
    Dividends..................................................................................         1,492,621
    Investment securities sold.................................................................           393,744
    Interest...................................................................................           294,918
                                                                                                    -------------
      Total Assets.............................................................................       182,276,597
                                                                                                    -------------

LIABILITIES:
 Outstanding loan..............................................................................        47,500,000
 Payables:
    Distributions to Common Shareholders.......................................................         2,986,650
    Investment securities purchased............................................................         2,166,523
    Investment advisory fees (includes Sub-Advisory fees of $261,825)..........................           436,376
    Audit and tax fees.........................................................................            53,200
    Custodian fees.............................................................................            25,603
    Printing fees..............................................................................            17,502
    Administrative fees........................................................................            12,834
    Trustees' fees and expenses................................................................             6,453
    Interest and fees on loan..................................................................             3,609
    Legal fees.................................................................................             3,504
    Transfer agent fees........................................................................             3,271
    Financial reporting fees...................................................................               770
 Other liabilities ............................................................................             4,342
                                                                                                    -------------
      Total Liabilities........................................................................        53,220,637
                                                                                                    -------------
NET ASSETS ....................................................................................     $ 129,055,960
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................     $ 163,693,092
Par value .....................................................................................            85,333
Accumulated net investment income (loss) ......................................................         1,167,139
Accumulated net realized gain (loss) on investments and foreign currency transactions .........       (37,951,338)
Net unrealized appreciation (depreciation) on investments and foreign currency translation ....         2,061,734
                                                                                                    -------------
NET ASSETS ....................................................................................     $ 129,055,960
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       15.12
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,533,285
                                                                                                    =============



                       See Notes to Financial Statements                 Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $954,644).........................................     $  13,903,943
Interest.......................................................................................         1,872,431
Other..........................................................................................           115,290
                                                                                                    -------------
   Total investment income.....................................................................        15,891,664
                                                                                                    -------------

EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $1,137,421)............................         1,895,702
Interest and fees on outstanding loan..........................................................           608,570
Administrative fees............................................................................           170,034
Legal fees.....................................................................................           138,852
Custodian fees.................................................................................           105,579
Printing fees..................................................................................            56,665
Audit and tax fees.............................................................................            53,897
Trustees' fees and expenses....................................................................            38,922
Transfer agent fees............................................................................            37,176
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            69,955
                                                                                                    -------------
   Total expenses..............................................................................         3,184,602
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        12,707,062
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         6,389,058
   Foreign currency transactions...............................................................          (280,886)
                                                                                                    -------------
Net realized gain (loss).......................................................................         6,108,172
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        (8,125,414)
   Foreign currency translation................................................................             9,259
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................        (8,116,155)
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (2,007,983)
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  10,699,079
                                                                                                    =============



Page 14                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                   11/30/2011        11/30/2010
                                                                                  -------------     -------------

OPERATIONS:
Net investment income (loss)....................................................  $  12,707,062     $   4,923,492
Net realized gain (loss)........................................................      6,108,172         4,532,382
Net change in unrealized appreciation (depreciation)............................     (8,116,155)        5,123,305
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from operations.................     10,699,079        14,579,179
                                                                                  -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................    (12,337,270)       (6,127,625)
Net realized gain...............................................................             --                --
Return of capital...............................................................             --                --
                                                                                  -------------     -------------
Total distributions to shareholders.............................................    (12,337,270)       (6,127,625)
                                                                                  -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested..........................................             --                --
Repurchase of Common Shares (a).................................................     (8,091,905)               --
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions.......     (8,091,905)               --
                                                                                  -------------     -------------
Total increase (decrease) in net assets.........................................     (9,730,096)        8,451,554

NET ASSETS:
Beginning of period.............................................................    138,786,056       130,334,502
                                                                                  -------------     -------------
End of period...................................................................  $ 129,055,960     $ 138,786,056
                                                                                  =============     =============
Accumulated net investment income (loss) at end of period.......................  $   1,167,139     $    (964,388)
                                                                                  =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period............................................      9,077,963         9,077,963
Common Shares repurchased.......................................................       (544,678)               --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.......             --                --
                                                                                  -------------     -------------
Common Shares at end of period..................................................      8,533,285         9,077,963
                                                                                  =============     =============


(a) On February 24, 2011, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired due to the completion of the earlier of the repurchase of 6% of the Fund's then outstanding common shares (544,678) or August 23, 2011. On July 19, 2011, the Fund's Board of Trustees authorized the continuation of the Fund's share repurchase program until the earlier of the repurchase of the remaining 275,649 shares of the original 6% (for the aggregate of 544,678) or February 23, 2012. The program expired on September 16, 2011, as the full 6% of the original outstanding shares were repurchased in full. For the year ended November 30, 2011, the Fund repurchased 544,678 of its shares at an average discount of 6.87% from net asset value per share.

                       See Notes to Financial Statements                 Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase (decrease) in net assets resulting from operations................  $  10,699,079
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.....................................................   (175,528,999)
   Sales, maturities and paydowns of investments................................    175,546,501
   Return of capital received from investment in MLPs...........................        761,238
   Net amortization/accretion of premiums/discounts on investments..............       (197,456)
   Net realized gain/loss on investments........................................     (6,389,058)
   Net change in unrealized appreciation/depreciation on investments............      8,125,414

CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable..............................................       (137,379)
   Increase in dividends receivable (a).........................................       (336,867)
   Decrease in prepaid expenses.................................................          5,560
   Increase in interest and fees on loan payable................................            156
   Decrease in investment advisory fees payable.................................        (30,308)
   Increase in audit and tax fees payable.......................................             15
   Decrease in legal fees payable...............................................          (141)
   Decrease in printing fees payable............................................         (9,905)
   Decrease in administrative fees payable......................................         (2,079)
   Increase in custodian fees payable...........................................          8,319
   Increase in transfer agent fees payable......................................            433
   Decrease in Trustees' fees and expenses payable..............................           (179)
   Increase in financial reporting fees payable.................................            770
   Increase in other liabilities payable........................................            678
                                                                                  -------------
CASH PROVIDED BY OPERATING ACTIVITIES.................................                              $  12,515,792
                                                                                                    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repurchase of Common Shares..................................................     (8,091,905)
   Distributions to Common Shareholders from net investment income..............    (11,393,162)
   Issuances of loan............................................................      3,000,000
                                                                                  -------------
CASH USED IN FINANCING ACTIVITIES...............................................                      (16,485,067)
                                                                                                    -------------
Decrease in cash and foreign currency...........................................                       (3,969,275)
Cash and foreign currency at beginning of period................................                       10,832,609
                                                                                                    -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                    $   6,863,334
                                                                                                    =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                    $     608,414
                                                                                                    =============


--------------------------------------------------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $9,259.


Page 16                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR              YEAR              YEAR              YEAR              YEAR
                                                ENDED             ENDED             ENDED             ENDED             ENDED
                                              11/30/2011        11/30/2010        11/30/2009        11/30/2008        11/30/2007
                                             ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period ...     $      15.29      $      14.36      $      11.43      $      25.03      $      25.99
                                             ------------      ------------      ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........             1.43 (a)          0.55              0.46              1.33              1.33
Net realized and unrealized gain (loss)             (0.27)             1.06              3.07            (13.23)             4.25
                                             ------------      ------------      ------------      ------------      ------------
Total from investment operations .......             1.16              1.61              3.53            (11.90)             5.58
                                             ------------      ------------      ------------      ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................            (1.40)            (0.68)            (0.11)            (0.93)            (2.11)
Net realized gain ......................               --                --                --             (0.73)            (4.43)
Return of capital ......................               --                --             (0.49)            (0.04)               --
                                             ------------      ------------      ------------      ------------      ------------
Total from distributions ...............            (1.40)            (0.68)            (0.60)            (1.70)            (6.54)
                                             ------------      ------------      ------------      ------------      ------------
Capital share repurchases ..............             0.07                --                --                --                --
                                             ------------      ------------      ------------      ------------      ------------
Net asset value, end of period .........     $      15.12      $      15.29      $      14.36      $      11.43      $      25.03
                                             ============      ============      ============      ============      ============
Market value, end of period ............     $      14.07      $      13.82      $      11.73      $       8.60      $      23.78
                                             ============      ============      ============      ============      ============
TOTAL RETURN BASED ON NET ASSET VALUE (b)(c)         8.49%            12.31%            33.75%           (48.98)%           21.87%
                                             ============      ============      ============      ============      ============
TOTAL RETURN BASED ON MARKET VALUE (b)..            11.70%            24.27%            45.08%           (59.56)%           25.75%
                                             ============      ============      ============      ============      ============

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...     $    129,056      $    138,786      $    130,335      $    103,780      $    225,548
Ratio of total expenses to average net
  assets ...............................             2.24%             2.36%             2.86%             3.72%             3.63%
Ratio of total expenses to average net
  assets excluding interest expense
  and fees..............................             1.81%             1.77%             1.92%             1.80%             1.73%
Ratio of net investment income (loss)
  to average net assets ................             8.92%             3.68%             3.76%             6.44%             4.65%
Portfolio turnover rate ................               91%               87%               80%               23%               53%
INDEBTEDNESS:
Total loan outstanding (in 000's) ......     $     47,500      $     44,500      $     35,900      $     38,900      $     84,000
Asset coverage per $1,000 of
  indebtedness (d) .....................     $      3,717      $      4,119      $      4,630      $      3,668      $      3,685

--------------------
(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) In 2008, the Fund received reimbursements from an investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                       See Notes to Financial Statements                 Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

                              1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing services primarily uses broker quotes to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.


--------------
1 The terms "security" and "securities" used throughout the Notes to Financial
  Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2011, is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period which the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2011, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the year ended November 30, 2011, distributions of $761,238 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of November 30, 2011.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets.

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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2011, primarily a result of differing book/tax treatment on sale of MLP investments, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,761,735, a decrease in accumulated net realized gain (loss) on investments of $1,827,770 and an increase to paid-in capital of $66,035. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 was as follows:

Distributions paid from:                                  2011           2010

Ordinary income...................................  $  12,337,270    $ 6,127,625
Long-term capital gain............................             --             --
Return of capital.................................             --             --

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $   2,093,763
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................      2,093,763
Accumulated capital and other losses..............    (34,539,078)
Net unrealized appreciation (depreciation)........        709,500
                                                    -------------
Total accumulated earnings (losses)...............    (31,735,815)
Other   ..........................................     (2,986,650)
Paid-in capital...................................    163,778,425
                                                    -------------
Net assets........................................  $ 129,055,960
                                                    =============

G. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2011, the Fund elected to defer foreign currency losses of $2,796 incurred between November 1, 2011 and November 30, 2011.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $34,536,282, expiring as follows:

         EXPIRATION DATE        AMOUNT
         November 30, 2017      $ 34,536,282

During the taxable year ended November 30, 2011, the Fund utilized capital loss carryforwards in the amount of $3,429,394.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of November 30, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

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--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011


H. EXPENSES:
The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENTS:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreements and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and interim investment sub-advisory agreements, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval of new such agreements. A new investment management agreement with First Trust and new investment sub-advisory agreements were approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreements was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreements were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust, MCIM and Four Corners were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Fund's Custodian in accordance with certain fee arrangements.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

For the year ended November 30, 2011, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $4,305.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $167,702,212 and $174,622,173, respectively.

                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The borrowing rate under the BNP Paribas Facility was equal to 3-month LIBOR plus 100 basis points. Effective June 13, 2011, BNP replaced the borrowing rate under the BNP Paribas Facility with 3-month LIBOR plus 80 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the year ended November 30, 2011, the daily average amount outstanding under the BNP Paribas Facility was $47,171,233. The high and low annual interest rates during the year ended November 30, 2011 were 1.32% and 1.05%, respectively, and the weighted average interest rate was 1.22%. The interest rate at November 30, 2011 was 1.32%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High-yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2011

distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the Fund's custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as of November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 24, 2012

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 5.97% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 61.71% of the ordinary income distributions for the year ended November 30, 2011.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $1.48 (representing a total of $12,626,371). The total amount of taxes paid to such countries is $0.11 per share (representing a total of $954,644) for the year ended November 30, 2011.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and new investment sub-advisory agreements between the Fund, First Trust and each Sub-Advisor. 4,568,702 (50.33%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,641,816, the number of votes against was 732,732, and the number of abstentions was 194,154. The number of votes cast in favor of the new investment sub-advisory agreement with MCIM was 3,632,382, the number of votes against was 737,210, and the number of abstentions was 199,109. The number of votes cast in favor of the new investment sub-advisory agreement with Four Corners was 3,623,276, the number of votes against was 739,648, and the number of abstentions was 205,777. The terms of the new investment management agreement and new investment sub-advisory agreements are substantially similar to the terms of the previous agreements.

The Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund was held on April 18, 2011. At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as a Class III Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 7,291,372, the number of votes against was 1,147,734 and the number of abstentions was 638,857. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST       OTHER
    NAME, ADDRESS,                  TERM OF OFFICE                                                 FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                 AND LENGTH OF          PRINCIPAL OCCUPATIONS                   OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE FUND                SERVICE (2)            DURING PAST 5 YEARS                      TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Three-Year Term  Physician; President, Wheaton Orthopedics;        82        None
c/o First Trust Advisors L.P.                         Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o Since Fund       to May 2007), Sports Med Center for
  Suite 400                          Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                     Estate Limited Partnership; Member,
D.O.B.: 04/51                                         Sportsmed LLC

Thomas R. Kadlec, Trustee          o Three-Year Term  President (March 2010 to Present), Senior         82        Director of ADM
c/o First Trust Advisors L.P.                         Vice President and Chief Financial Officer                  Investor Services,
120 East Liberty Drive,            o Since Fund       (May 2007 to March 2010), Vice President                    Inc. and ADM
  Suite 400                          Inception        and Chief Financial Officer (1990 to May                    Investor Services
Wheaton, IL 60187                                     2007), ADM Investor Services, Inc.                          International
D.O.B.: 11/57                                         (Futures Commission Merchant)

Robert F. Keith, Trustee           o Three-Year Term  President (2003 to Present), Hibs                 82        Director of Trust
c/o First Trust Advisors L.P.                         Enterprises (Financial and Management                       Company of
120 East Liberty Drive,            o Since June 2006  Consulting)                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o Three-Year Term  President (June 2002 to Present), Covenant        82        Director of
c/o First Trust Advisors L.P.                         College                                                     Covenant
120 East Liberty Drive,            o Since Fund                                                                   Transport Inc.
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,           o Three-Year       Chief Executive Officer (December 2010            82        None
President, Chairman of the Board     Trustee Term     to Present), President, (until December
and CEO(1)                           Indefinite       2010), First Trust Advisors L.P. and First
120 East Liberty Drive,              Officer Term     Trust Portfolios L.P.; Chairman of the
  Suite 400                                           Board of Directors, BondWave LLC (Software
Wheaton, IL 60187                  o Since Fund       Development Company/Investment Advisor)
D.O.B.: 09/55                        Inception        and Stonebridge Advisors LLC (Investment
                                                      Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                   DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         Treasurer, Chief          o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Financial Officer and                                 and Chief Financial Officer, First Trust Advisors
   Suite 400            Chief Accounting Officer  o Since Fund Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary       o Indefinite Term           Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                         Present), Associate Counsel (March 2006 to October
   Suite 400                                      o Since June 2009           2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 08/76

James M. Dykas          Assistant Treasurer       o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                         President (April 2007 to January 2011), Vice
   Suite 400                                      o Since Fund Inception      President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Christopher R. Fallow   Assistant Vice President  o Indefinite Term           Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                      o Since Fund Inception      L.P.
Wheaton, IL 60187
D.O.B.: 04/79

Roseanne Gatta          Assistant Secretary       o Indefinite Term           Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                         Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                      o Since March 2011          Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                             2010), PNC Global Investment Services
D.O.B.: 07/55

W. Scott Jardine        Secretary                 o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                         Trust Portfolios L.P. and BondWave LLC
   Suite 400                                      o Since Fund Inception       (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist     Vice President            o Indefinite Term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
   Suite 400                                      o Since Fund Inception       Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President  o Indefinite Term           Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                      o Since July 2008           L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                             Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                 Stanley Investment Management

Kristi A. Maher         Assistant Secretary and   o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer                              Assistant General Counsel (March 2004 to May
   Suite 400                                      o Assistant Secretary       2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                   Since Fund Inception      Portfolios L.P.
D.O.B.: 12/66
                                                  o Chief Compliance Officer
                                                    Since January 2011

-------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                             DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                              This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $48,000 for the fiscal year ended November 30, 2010 and $48,000 for the fiscal year ended November 30, 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,215.18 for the fiscal year ended November 30, 2010 and $5,200 for the fiscal year ended November 30, 2011. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2010, were $5,215.18 for the registrant and $6,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2011, were $5,200 for the registrant and $6,200 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are included below.

                           FIRST TRUST ADVISORS L.P.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. ("First Trust") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). Macquarie Capital Investment Management LLC ("MCIM") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

       1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

       2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

       3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

       4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

       5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

       6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

       7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Andrew Maple-Brown is the sole portfolio manager responsible for the day-to-day management of the Core Component of the registrant.

                                                             Length of
Name                    Title                                 Service        Business Experience Past 5 Years
----------------------------------------------------------------------------------------------------------------------------------
Andrew Maple-Brown      Fund Co-Portfolio Manager as of      10 years        Andrew has been a New York-based portfolio manager of
                        August 1, 2009; Became sole                          the registrant and other portfolios in the MFG Global
                        Portfolio Manager of the Fund                        Infrastructure Securities Strategy ("Strategy") since
                        as of June 30, 2010.                                 August 1, 2009. He joined the investment team in 2007
                                                                             in Sydney, Australia, where he was previously a
                                                                             portfolio manager for the Australian and Asian
                                                                             domiciled portfolios in the Strategy. Andrew joined
                                                                             Macquarie Group in 2001 in the Debt Markets division,
                                                                             where his focus was primarily on infrastructure
                                                                             transactions, particularly public-private partnerships
                                                                             (PPP).

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                                                                                                    Total Assets in
                                                   Total                        No. of Accounts      Accounts where
  Name of Portfolio                               No. of                       where Advisory Fee   Advisory Fee is
     Manager or                                  Accounts                         is Based on          Based on
     Team Member          Type of Accounts        Managed     Total Assets        Performance         Performance
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
 Andrew Maple-Brown    Registered Investment
                       Companies:                    3           $781.2M               0                   $ 0
                       Other Pooled Investment
                       Vehicles:                     3           $223.5M               0                   $ 0
                       Other Accounts:               5           $451.6M               0                   $ 0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------

      The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.

POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM (or designee) is required.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year. The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to March 31st . As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of stock based on their performance over the year. Macquarie Group uses shares to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term. Compensation is not directly based on the pre or post tax performance of the registrant over a certain period. However, performance of the registrant may be one factor taken into account in determining compensation.

In order to assist in retaining its high performance employees, Macquarie will retain a portion of allocated profit share. Retained profit share from 2009 onward will be delivered as Macquarie equity awards through the Macquarie Group Employee Retained Equity Plan ("MEREP"). For any profit share allocation greater than $A50,000, 25 percent of the excess above $A50,000 will be retained in MEREP. More generous retention arrangements apply to employees who have been eligible for seven or more profit share allocations, where the minimum threshold for retention is $A200,000. In these cases, for allocations up to $A200,000, there will be no retention. The retention will be 25 percent of the excess above $A200,000.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2011

 ----------------------------------- --------------------------------
                Name                  Dollar ($) Range of Fund Shares
                                           Beneficially Owned
 ----------------------------------- --------------------------------
         Andrew Maple-Brown                        $0
 ----------------------------------- --------------------------------


FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011.

Adam H. Brown
Co-Portfolio Manager, Senior Loan Component
Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for nine years and over the past year has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

Kevin P. Loome
Co-Portfolio Manager, Senior Loan Component
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments, Four Corners Capital Management, LLC

Mr. Loome is the head of the high-yield fixed-income team at Four Corners, responsible for portfolio construction and strategic asset allocation of all high-yield fixed income assets. Prior to joining Delaware Investments, Four Corners' affiliated investment adviser, in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011.

--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
                                                                                                                Total Assets
                                                                                               # of Accounts      for which
                                                                     Total                      Managed for    Advisory Fee is
  Name of Portfolio                                                  # of                     which Advisory      Based on
    Manager or                                                      Accounts    Total Assets  Fee is Based on    Performance
    Team Member                       Type of Accounts              Managed     ($millions)     Performance      ($millions)
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
1. Adam H. Brown            Registered Investment Companies:            2         $145.97             0            $ 0
                            Other Pooled Investment Vehicles:           0              $0             0            $ 0
                            Other Accounts:                            15          $1,000             0            $ 0
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
2. Kevin P. Loome           Registered Investment Companies:           17          $15,380            0            $ 0
                            Other Pooled Investment Vehicles:           0               $0            0            $ 0
                            Other Accounts:                            14           $2,780            0            $ 0
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------


POTENTIAL CONFLICTS OF INTERESTS

Four Corners has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Investment Advisers Act of 1940. Furthermore, it is Four Corners' goal to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of the client's strategy, fee arrangements, or the influence of a client or client's beneficiaries.

Four Corners employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies (including Four Corners' Code of Ethics and a trade allocation policy) that are designed to mitigate any such conflicts. In instances where unique requirements or restrictions are required due to the identification of different conflicts, Four Corners will typically establish additional policies and controls or develop alternate processing requirements to assist in the mitigation of these conflicts.

(a)(3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011.

Each named portfolio manager receives a fixed base salary in recognition of their contributions. Each named portfolio manager is also eligible to receive an annual cash bonus which is fully discretionary and based on quantitative and qualitative factors. Portfolio managers may be awarded incentive unit awards and may participate in benefit plans and programs available generally to all employees.

Base Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms. Each portfolio manager's bonus is determined based on quantitative and qualitative factors. The portfolio managers and the management team have no direct incentive to take undue risks when individual fund performance is lagging.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011.

 ----------------------------------- --------------------------------
                Name                   Dollar Range of Fund Shares
                                           Beneficially Owned
 ----------------------------------- --------------------------------
         Adam H. Brown                           $0
         Kevin P. Loome                          $0
 ----------------------------------- --------------------------------

(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   REGISTRANT PURCHASES OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                              (C) TOTAL NUMBER OF SHARES        (D) MAXIMUM NUMBER (OR APPROXIMATE
                    (A) TOTAL NUMBER      (B) AVERAGE        (OR UNITS) PURCHASED AS PART       DOLLAR VALUE) OF SHARES (OR UNITS)
                     OF SHARES (OR        PRICE PAID PER     OF PUBLICLY ANNOUNCED PLANS        THAT MAY YET BE PURCHASED UNDER THE
      PERIOD        UNITS) PURCHASED     SHARE (OR UNIT)             OR PROGRAMS                         PLANS OR PROGRAMS
------------------------------------------------------------------------------------------------------------------------------------
Month #1
(02/24/2011 -
02/28/2011)                0                    0                         0                                  544,678
------------------------------------------------------------------------------------------------------------------------------------
Month #2
(03/01/2011 -            63,662              $15.1459                   63,662                               481,106
03/31/2011)
------------------------------------------------------------------------------------------------------------------------------------
Month #3
(04/01/2014 -            33,045              $16.0025                   96,707                               447,971
04/30/2011)
------------------------------------------------------------------------------------------------------------------------------------
Month #4
(05/01/2011 -            23,022              $15.7543                  119,729                               424,949
05/31/2011)
------------------------------------------------------------------------------------------------------------------------------------
Month #5
(06/01/2011 -
06/30/2011)              80,503              $15.4827                  200,232                               344,446
------------------------------------------------------------------------------------------------------------------------------------
Month #6
(07/01/2011 -           123,566              $15.6895                  323,798                               220,880
07/31/2011)
------------------------------------------------------------------------------------------------------------------------------------
Month #7
(08/01/2011 -           155,865              $13.8610                  479,663                                65,015
08/31/2011)
------------------------------------------------------------------------------------------------------------------------------------
Month #8
(09/01/2011 -            65,015              $13.6990                  544,678                                  0
09/30/2011)
------------------------------------------------------------------------------------------------------------------------------------
Total                   544,578              $14.8563                  544,678                                  0
------------------------------------------------------------------------------------------------------------------------------------

      On February 24, 2011, the Registrant commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Registrant's shares trade from their net asset value. On July 19, 2011, the Registrant announced the continuation of the previously announced share repurchase program, whereby the share repurchase program would continue until the earlier of (i) the repurchase of the remaining 275,649 shares, or (ii) February 23, 2012. All shares offered were repurchased by September 16, 2011. For the 12 months ended November 30, 2011, the Registrant repurchased 544,578 of its shares at a weighted-average discount of 6.71% from net asset value per share.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)  Not applicable.

    (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Macquarie/First Trust Global Infrastructure/Utilities Dividend &
              Income Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)

Date  January 24, 2012
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)

Date  January 24, 2012
      --------------------


By (Signature and Title)*    /s/ James M. Dykas
                             --------------------------------------------------
                             James M. Dykas, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 24, 2012
      --------------------



* Print the name and title of each signing officer under his or her signature.